                                                                    EXHIBIT 23.2






                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Hutchinson Technology Incorporated on Form S-8 of our report dated October 31, 2002, appearing in the Annual Report on Form 10-K of Hutchinson Technology Incorporated for the year ended September 29, 2002.


/s/  DELOITTE & TOUCHE LLP
Minneapolis, Minnesota
February 7, 2003